UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 13, 2004
                        (Date of earliest event reported)


                                DCAP GROUP, INC.
                                ----------------
               (Exact name of Registrant as Specified in Charter)



         Delaware                     0-1665                  36-2476480
----------------------------    --------------------     ---------------------
(State or Other Jurisdiction    (Commission File No.)    (IRS Employer
of Incorporation)                                        Identification Number)


                     1158 Broadway, Hewlett, New York 11557
                     --------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
                                                           --------------


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Item 5. Other Events and Required FD Disclosure.

     On August 13, 2004, DCAP Group, Inc. issued a press release announcing (i) its financial results for the fiscal quarter ended June 30, 2004, and (ii) that it is effecting a one-for-five reverse split of its common shares effective as of the close of business on August 25, 2004. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits

            99.1   Press Release, dated August 13, 2004, issued by DCAP Group,
                   Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DCAP GROUP, INC.


Dated:  August 13, 2004                     By: /s/ Barry Goldstein
                                                ------------------------------
                                                Barry Goldstein
                                                Chief Executive Officer